Income Taxes - Summary of Deferred income taxes (Detail) - Bird Rides [Member] - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Net operating losses	$ 240,128	$ 169,731
Other	8,986	4,372
Net deferred tax assets	249,114	174,103
Deferred tax liabilities
Fixed assets	(2,903)	(4,915)
Other	(578)	(295)
Total deferred tax liabilities	(3,481)	(5,210)
Less: Valuation allowance	(245,633)	(168,893)
Total deferred tax assets	$ 0	$ 0